UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                 August 3, 2004
                Date of Report (Date of earliest event reported)


                               Sonic Foundry, Inc.
             (Exact name of registrant as specified in its chapter)


    Maryland                            1-14007                 39-1783372
(State or other jurisdiction          (Commission             (IRS Employer
    of incorporation)                 File Number)          Identification No.)


222 W. Washington Ave, Suite 775
      Madison, WI 53703                                    (608) 443-1600
(Address of principal executive offices)         (Registrant's telephone number)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits

     99.1 Press release concerning earnings for the third quarter ended June 30, 2004.


Item 12. Results of Operations and Financial Condition.

On August 3, 2004, Sonic Foundry, Inc. reported its third quarter fiscal 2004 financial results. See attached press release at exhibit 99.1.


The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                  EXHIBIT LIST


NUMBER                          DESCRIPTION
------                          -----------

99.1 Press release dated August 3, 2004 regarding the reporting of third quarter fiscal 2004 financial results

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               Sonic Foundry, Inc.
                               -------------------
                                  (Registrant)


        August 3, 2004                          By:     /s/ Kenneth A. Minor
                                                        --------------------
                                                        Kenneth A. Minor
                                                        Chief Financial Officer